Pursuant to Rules 497(e) and (k)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the “Fund”)

Supplement dated September 6, 2017,

to the Prospectuses and Summary Prospectuses for Classes A and C and Class I

each dated February 28, 2017, as amended and supplemented to date

The Purpose of this Supplement is to inform you that the Fund will terminate early. As described in the Prospectus, under the Master Agreement with Prudential Global Funding, LLC, if certain low interest rate conditions occur and the Fund, a series of SunAmerica Specialty Series (the “Trust”), is within three years of its Protected Maturity Date, the Fund can terminate early. An Early Fund Termination means that the Fund will accelerate its Protected Maturity Date (originally August 31, 2020) so that shareholders will receive the Fund’s Protected High Watermark Value on the new Protected Maturity Date, subject to the terms and conditions set forth in the Prospectus. Due to market conditions, the early termination conditions were met and as a result, the new Protected Maturity Date is October 30, 2017.

In particular, as referenced above, an “Early Fund Termination” is a circumstance where the Fund will terminate by accelerating its Protected Maturity Date if all of the following conditions occur: (i) the Fund’s equity risk budget has dropped to zero; (ii) the Fund is in the final three years prior to its Protected Maturity Date; and (ii) the Fund has a portfolio yield less than total Fund operating expenses. The Early Fund Termination conditions occurred on September 1, 2017, and the Board of Trustees of the Trust (the “Board”) concluded that it would be advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund after considering appropriate action under all of the circumstances. Accordingly, the Board approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about October 30, 2017 (the “Liquidation Date”). October 30, 2017, is also the new Protected Maturity Date so that shareholders will receive the benefit of the Fund’s Protected High Watermark Value on that date, subject to the terms and conditions set forth in the Prospectus.

Continued Suspension of Sales. The Fund has been closed to new investments since June 18, 2012, with respect to Classes A and C, and since August 31, 2012, with respect to Class I; however, the Fund will continue to accept reinvestments of dividends and capital gain distributions from existing shareholders. To the extent there are any dividend payments on or after September 5, 2017, they will be automatically reinvested in additional shares of the Fund, unless you elected to receive them in cash or automatically reinvest them in shares of other funds. The Fund’s distributor will waive the distribution and account maintenance fees payable under the Fund’s 12b-1 plans as of September 5, 2017.

Liquidation of Assets. The Fund anticipates converting all portfolio securities to cash equivalents as it prepares to distribute its assets to shareholders.

In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund on the Liquidation Date. The proceeds of the Liquidation will be the Protected High Watermark Value of the shares, defined as an amount no less than the highest net asset value (“NAV”) attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The distribution of Liquidation proceeds will be made to all shareholders of record on the Liquidation Date.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares, in accordance with the terms set forth in the Fund’s Prospectus. Please note, however, while you are not restricted from redeeming your shares prior to the Liquidation Date, you will not be entitled to receive the Protected High Watermark Value on those shares. In addition, at any time prior to the Liquidation Date, shareholders may exchange their Fund shares for shares of the same class of any other fund distributed by AIG Capital Services, Inc., and that offers exchangeability, in accordance with the terms set forth in the Fund’s

Prospectus. However, a shareholder who exchanges out of the Fund and into another fund does not “import” the Protected High Watermark Value from the Fund; rather, the shareholder will be exchanged out of the Fund at the Fund’s NAV at the time of the exchange.

U.S. Federal Income Tax Matters. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that such a shareholder who receives an amount in liquidation of the Fund in excess of his or her tax basis will realize a capital gain, and such a shareholder who receives an amount in liquidation of the Fund less than his or her tax basis will realize a capital loss. Certain limitations on the current deductibility of losses may apply. Consult with your tax adviser for details.

Retirement Accounts/Variable Annuity Accounts. Unless a shareholder, or plan sponsor or other financial intermediary on behalf of such shareholder, provides instructions otherwise, Fund shares held on the Liquidation Date in employer sponsored retirement plans, Individual Retirement Accounts or other retirement accounts will be exchanged for shares of the AIG Government Money Market Fund, a series of SunAmerica Money Market Funds, Inc., to avoid penalties that may be imposed under the Internal Revenue Code if Fund shares were redeemed in cash. Shareholders may obtain a copy of the Prospectus of the AIG Government Money Market Fund by calling 1-800-858-8850. If you hold interests in the Fund through a variable annuity contract, the proceeds from the liquidation of your interests in the Fund will be invested in another investment option available in your variable annuity. You will receive a notice from the issuer of your variable annuity contract that describes the investment option that such proceeds will be invested.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.

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